American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 23, 2015 ■ Statement of Additional Information dated May 1, 2014
The following is added to the Accounts Managed table on page 51-52 of the SAI:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
James Gendelman	Number of Accounts	5	11	14
	Assets	$4.0 billion[2]	$2.3 billion	$1.9 billion
Dan Gruemmer	Number of Accounts	3	2	0
	Assets	$5.2 billion[3]	$658.6 million	N/A
1 Information is provided as of February 18, 2015.

[2]	Includes $266.0 million in VP International.

[3]	Includes $932.2 million in VP Value.

The following replaces the Ownership of Securities section on page 55 of the SAI.

Ownership of Securities
As of December 31, 2013, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of April 14, 2014, Brian Woglom did not beneficially own shares of VP Value. As of February 18, 2015, James Gendelman did not beneficially own shares of VP International and Dan Gruemmer did not beneficially own shares of VP Value.
These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

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